ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 27, 1995 included in Town & Country Croporation's Form 10-K for the year ended February 26, 1995 and to all references to our Firm included in this registration statement.

                                   /s/ Arthur Andersen LLP

                                   ARTHUR ANDERSEN LLP


Boston, Massachusetts
August 11, 1995